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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 25, 1999

                           First Coastal Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                   0-14087                    06-1177661
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(State or other jurisdiction       (Commission                (IRS Employer
        incorporation               File No.)              Identification No.)

                    36 Thomas Drive, Westbrook, Maine     04092
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             (Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code:  (207) 774-5000

                                Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

     On March 25, 1999, First Coastal Corporation (the "Company") announced that its 1999 annual meeting of stockholders will be held on May 18, 1999 at 10:00 a.m. at the Portland Mariott, 200 Sable Oaks Drive, South Portland, Maine.

     The Company's press release is attached to this Current Report on Form 8-K as Exhibit 99(a) and is hereby incorporated by reference herein and made a part hereof.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits

          99(a). Press release of the Company and the Bank, dated
          March 25, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST COASTAL CORPORATION


Date: March 26, 1999               By:  /s/ Gregory T. Caswell
                                        ----------------------
                                        Gregory T. Caswell
                                        President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.   Identity of Exhibit
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  99(a).      Press release of the Company and the Bank dated March 25, 1999